Exhibit 99.1

                             Joint Filer Information


Pursuant to General Instruction 4(b)(v) to Form 4, the following additional reporting persons are covered by this joint filing:


                        RH1, LLC
                        650 Madison Avenue
                        New York, NY 10022

                        Flag Luxury Riv, LLC
                        650 Madison Avenue
                        New York, NY 10022

                        FX Luxury Realty, LLC
                        650 Madison Avenue
                        New York, NY 10022

                        FX Real Estate & Entertainment, Inc.
                        650 Madison Avenue
                        New York, NY 10022

                        Robert F.X. Sillerman
                        650 Madison Avenue
                        New York, NY 10022

                        Paul Kanavos
                        650 Madison Avenue
                        New York, NY 10022

                        Brett Torino
                        4455 Wagon Trail Avenue
                        Las Vegas, NV 89118

                        Barry A. Shier
                        3753 Howard Hughes Parkway, Suite 101
                        Las Vegas, NV 89109

                        Mitchell J. Nelson
                        650 Madison Avenue
                        New York, NY 10022

                        David M. Ledy
                        1370 Avenue of the Americas, 21st Floor
                        New York, NY 10019

                        Harvey Silverman
                        791 Park Avenue, Apt. 5B
                        New York, NY 10021

                        Bryan E. Bloom
                        67 Park Place
                        Morristown, NJ 07950

                        Michael J. Meyer
                        299 Park Avenue, 10th floor
                        New York, NY 10021

Designated Filer: Thomas P. Benson

Issuer and Ticker Symbol:     Riviera Holdings Corp. [RIV]

Date of Event Requiring Statement:  December 8, 2008